Phantom Unit Awards	9 Months Ended
Sep. 30, 2015
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Phantom Unit Awards
Phantom Unit Awards
In connection with the closing of the IPO, the Partnership’s general partner granted phantom unit awards under the Rice Midstream Partners LP 2014 Long Term Incentive Plan (the “LTIP”) to certain non-employee directors of the Partnership and executive officers and employees of Rice Energy. The Partnership recorded $1.0 million and $3.0 million of equity compensation expense related to these awards in the three and nine months ended September 30, 2015, respectively. Total unrecognized compensation expense expected to be recognized over the remaining vesting periods as of September 30, 2015 is $3.8 million for these awards. See Note 10 for a discussion of Rice Energy’s allocation of expense related to its stock compensation plans prior to the IPO.